SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:

                                November 9, 2001
                                ----------------

                             TEK DIGITEL CORPORATION
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


        Wyoming                        0-31213                  84-1465503
        -------                        -------                  ----------
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.)



                       20030 Century Boulevard, Suite 201
                              Germantown, MD 20874
                              --------------------
               (Address of principal executive offices) (Zip Code)


                                 (301) 916-7600
                         (Registrant's telephone number)
                         -------------------------------

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Item 5.     Other Events.
            ------------

                  TEK DigiTel Corporation issued a press release announcing its filing of Form 15 with the Securities and Exchange Commission to suspend its obligations to file periodic reports, including its quarterly and annual reports with the SEC, and to deregister its Common Stock under the Exchange Act of 1934. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)      Exhibits.

         Exhibit No.
         -----------

         99.1                       Press Release dated November 9, 2001


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    November 9, 2001             TEK DIGITEL CORPORATION



                                      By: /s/ Thomas Yang
                                         ------------------------------------
                                         Thomas Yang
                                         Chief Operating Officer and Co-Chairman


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